UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 08, 2026 (May 7, 2026)

Norfolk Southern Corporation

(Exact name of Registrant as Specified in Its Charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 West Peachtree Street NW
Atlanta, Georgia		30308-1925
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 667-3655

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Norfolk Southern Corporation (the “Corporation”) held its 2026 Annual Meeting of Shareholders on May 7, 2026.

Proposal 1 – Election of Directors

Shareholders elected the following twelve directors, each to serve for a one-year term, by the following count:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard H. Anderson	152,512,632	1,482,330	647,482	29,538,903
William Clyburn, Jr.	152,233,704	1,979,216	429,524	29,538,903
Philip S. Davidson	153,435,546	849,468	357,430	29,538,903
Francesca A. DeBiase	152,004,541	2,298,676	339,227	29,538,903
Marcela E. Donadio	151,629,036	2,673,402	340,005	29,538,903
Sameh Fahmy	152,607,463	1,676,013	358,967	29,538,903
Mark R. George	153,449,212	856,767	336,465	29,538,903
Mary K. Heitkamp	152,207,108	2,012,797	422,539	29,538,903
John C. Huffard, Jr.	148,653,437	5,622,830	366,177	29,538,903
Christopher T. Jones	153,454,635	805,321	382,488	29,538,903
Gilbert H. Lamphere	152,909,098	1,380,458	352,888	29,538,903
Lori J. Ryerkerk	152,274,397	1,924,124	443,923	29,538,903

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Shareholders ratified the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2026, by the following count:

Votes For	Votes Against	Abstentions
173,549,280	10,296,435	335,631

Proposal 3 – Advisory Resolution on Executive Compensation (“Say on Pay”)

Shareholders approved, on an advisory basis, the resolution on executive compensation, as disclosed in the proxy statement for the 2026 Annual Meeting of Shareholders, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,144,991	8,525,943	971,510	29,538,903

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORFOLK SOUTHERN CORPORATION (Registrant)

By:	/s/ Jeremy Ballard
Name: Jeremy Ballard Title: Corporate Secretary Date: May 8, 2026